Exhibit 10.1

7,750,000 Shares

RIMINI STREET, INC.

COMMON STOCK

PAR VALUE $0.0001 PER SHARE

UNDERWRITING AGREEMENT

March 9, 2021

March 9, 2021
Craig-Hallum Capital Group LLC
As the Representative of the several underwriters
222 South 9th Street, Suite 350
Minneapolis, Minnesota 55402
Ladies and Gentlemen:
Rimini Street, Inc., a Delaware corporation (the “Company”), proposes to issue and sell to the several Underwriters named in Schedule II hereto (the “Underwriters”), for whom Craig-Hallum Capital Group LLC (the “Representative”) is acting as Representative , an aggregate of 7,750,000 shares of common stock, par value $0.0001 per share, of the Company (the “Firm Shares”). The Company and certain stockholders of the Company (the “Selling Stockholders”) named in Schedule I hereto. are hereinafter sometimes collectively referred to as the “Sellers.”
The Selling Stockholders also propose to issue and sell to the several Underwriters not more than an additional 1,162,500 shares of common stock of the Company, in the amount set forth opposite such Selling Stockholder’s name in the column headed "Maximum Number of Option Shares to be Sold” in Schedule I hereto (the “Additional Shares”), if and to the extent that the Representative shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares granted to the Underwriters in Section 3 hereof. Any such election to purchase Additional Shares shall be made in proportion to the maximum number of Additional Shares to be sold by each Selling Stockholder as set forth in the column headed “Maximum Number of Option Shares to be Sold” in Schedule I hereto. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the “Shares.” The shares of common stock, par value $0.0001 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the “Common Stock.”
The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) (a) a registration statement on Form S-3 (File No. 333-228322) under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Commission thereunder relating to the Shares sold by the Company and (b) a resale registration statement on Form S-3 (File No. 333-228320,) under the Securities Act relating to the Shares sold by the Selling Stockholders, and such amendments to such registration statements (including post-effective amendments) as may have been required to the date of this Agreement. Such registration statements, as amended (including post-effective amendments), have each been declared effective by the Commission. The registration statements, together with any amendments thereto filed prior to the date of this Agreement, including the information deemed to be a part of, or incorporated by reference into, the registration statement at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act, if applicable, or at such time as the case may be, is hereinafter referred to collectively as the “Registration Statements”. The prospectus, dated November 21,

2018, included in the Registration Statement relating to the Shares sold by the Company and the prospectus, dated November 21, 2018, included in the Registration Statement relating to the Shares sold by the Selling Stockholders, at the time the applicable Registration Statement first became effective is hereinafter each referred to as a “Base Prospectus”. If the Company files one or more registration statements pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”) that relates to the Registration Statement relating to the Shares being sold by the Company, then any reference herein to the term Registration Statements shall include such Rule 462 Registration Statement.
The Company will file with the Commission pursuant to Rule 424 under the Securities Act a final prospectus supplement to each Base Prospectus relating to the offering and issuance of the Shares. The final prospectus supplement as filed with the Commission, together with each Base Prospectus, is hereinafter called the “Final Prospectus.” The term “Preliminary Prospectus” means each Base Prospectus, together with any preliminary prospectus supplement used or filed with the Commission pursuant to Rule 424 of the Rules and Regulations, in the form provided to the Underwriters by the Company for use in connection with the offering of the Shares. The Final Prospectus and any Preliminary Prospectus in the form in which they shall be filed with the Commission pursuant to Rule 424(b) under the Securities Act (including each Base Prospectus as so supplemented) is hereinafter called a “Prospectus.” References made herein to each Base Prospectus, any Preliminary Prospectus or to the Prospectus (or any amendment or supplement thereto) shall be deemed to refer to and include any documents filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Rules and Regulations thereunder, that are incorporated by reference therein. The term “Effective Date” shall mean each date that the applicable Registration Statement (and any post-effective amendment) became or becomes effective.
For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, “Time of Sale Prospectus” means the Preliminary Prospectus together with the documents and pricing information referred to in Schedule III hereto, considered together as of 4:30 a.m. Pacific time on the date hereof, as of the Closing Date and as of each Option Closing Date, and “broadly available road show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act that has been made available without restriction to any person. As used herein, the terms “Registration Statement,” “Preliminary Prospectus,” “Time of Sale Prospectus” and “Prospectus” shall include the documents, if any, incorporated by reference therein.
1.Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that, as of the date hereof (unless another date is specified for the specific representations and warranties herein):

(a)    The Company was at the time of filing each of the Registration Statements, and at the time of filing any post-effective amendment thereto, eligible to use Form S-3 under the Securities Act. Each of the Registration Statements and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of any Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated by the Commission.
(b)    (i) Each Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) each Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable Rules and Regulations thereunder, (iii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers and at the Closing Date (as defined in Section 5) and at any Option Closing Date (as defined in Section 3), the Time of Sale Prospectus, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iv) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (v) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, and as of the Closing Date and each Option Closing Date any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in any Registration Statement, the Time of Sale Prospectus, or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.

(c)    The Company is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable Rules and Regulations thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations thereunder. Except for the free writing prospectuses, if any, identified in Schedule IV hereto, and electronic road shows, if any, each furnished to the Representative before first use, the Company has not prepared, used or referred to, and will not, without the Representative’s prior consent, prepare, use or refer to, any free writing prospectus.
(d)    KPMG LLP (the “Auditors”), who has certified certain financial statements of the Company, is an independent registered public accounting firm as required by the Securities Act and the Rules and Regulations thereunder.
(e)    The Company has been duly organized, validly existing and in good standing under the laws of Delaware and the Company has all requisite power and authority to carry on its business as is currently being conducted and as described in the Time of Sale Prospectus and the Prospectus, and to own, lease and operate its properties. The Company is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not reasonably be expected to have a material adverse effect on the assets, liabilities, properties, condition (financial or otherwise), results of operations, business or business prospects of the Company and its subsidiaries considered as a whole (“Material Adverse Effect”).
(f)    Each subsidiary of the Company has been duly organized, is validly existing as a corporation or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation, has the corporate or other organizational power and authority to own its property and to conduct its business as described in the Time of Sale Prospectus and the Prospectus, and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. All of the issued shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company free and clear of all liens, encumbrances, equities or claims.
(g)    All corporate action required to be taken by the Company’s Board of Directors and stockholders to authorize the Company to enter into this Agreement and the transactions contemplated hereby has been taken or will be taken prior to the Closing Date and each Option Closing Date, as applicable. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing Date and each Option Closing Date, as applicable, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing Date and each Option Closing Date, as applicable. This Agreement, when executed and delivered by the Company, and assuming the due authorization, execution and delivery by the other parties thereto, as applicable, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of applicable equitable remedies, or (iii) to the extent the indemnification provisions contained herein may be limited by applicable federal or state securities law.

(h)    As of the Closing Date, the authorized capital stock of the Company will conform to the description thereof contained in each of the Time of Sale Prospectus and the Prospectus.
(i)    The shares of Common Stock (including the Shares to be sold by the Selling Stockholders outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

(j)    The Shares to be sold by the Company have been duly authorized and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

(k)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation or bylaws of the Company, (iii) any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except in the case of clauses (i), (iii) and (iv) for such breaches, violations or contravention that would not, individually or in the aggregate, have a Material Adverse Effect. No consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except (x) such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares, (y) the necessary filings and approvals from the Nasdaq to list the Shares, and (z) such consents and approvals as have been obtained and are in full force and effect.
(l)    [Reserved].
(m)    There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject other than proceedings accurately described in the Time of Sale Prospectus and such other proceedings that would not reasonably be expected to have a Material Adverse Effect on the ability of the Company to perform its obligations under this Agreement or consummate the transactions contemplated by the Time of Sale Prospectus or this Agreement.
(n)    The Company is not, and after giving effect to the offer and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(o)    Other than the Underwriters, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the issuance and sale of the Shares and the other transactions contemplated by this Agreement, except as disclosed in the Prospectus.
(p)    The Company and its subsidiaries are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and are in compliance with all terms and conditions of any such permit, license or approval, except for such non-compliance or such failure to receive permits, licenses or approvals as would not reasonably be expected to have a Material Adverse Effect.
(q)    There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(r)    Neither the Company nor any of its subsidiaries, nor any director or executive officer of the Company, nor, to the Company’s knowledge, any other employee, agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Company and its subsidiaries and its affiliates have conducted their businesses in compliance with applicable anti-corruption laws, including the United States Foreign Corrupt Practices Act of 1977 and the Bribery Act 2010 of the United Kingdom, and maintains policies and procedures designed to promote and achieve compliance with such laws.
(s)    The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.
(t)    (i) Neither the Company nor any of its subsidiaries, nor any director or officer thereof, nor, to the Company’s knowledge, any other employee, agent, controlled affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by a Person that is:

(A)    the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) or other relevant sanctions authority in the U.S. (collectively, “Sanctions”), nor
(B)    located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Iran, North Korea, Sudan and Syria).

(ii) Neither the Company nor any of its subsidiaries will, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A)    to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B)    in any other manner that would reasonably be expected to result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
(iii)     The Company and its subsidiaries have not, during the past five years, knowingly engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions.
(u)    Subsequent to the respective dates as of which information is given in each of the Registration Statements, the Time of Sale Prospectus and the Prospectus or as contemplated by Registration Statements, the Time of Sale Prospectus and the Prospectus (including information incorporated by reference therein), (i) the Company and its subsidiaries have not incurred any material liability, commitment or obligation, direct or contingent, (ii) the Company has not entered into any transaction with any “related person” that would require disclosure pursuant to Item 404 of Regulation S-K promulgated by the Commission, (iii) the Company has not purchased any of its Common Stock or other Securities (as defined in Section 3) or entered into any agreement or arrangement providing for the purchase of any of its Common Stock or other Securities, (iv) the Company has not declared, paid or otherwise made any dividend or distribution of any kind on its Common Stock or other Securities other than dividends on its Series A Preferred Stock consistent with the terms thereof, (v) there has not been any material change in the capital stock or indebtedness of the Company and its subsidiaries, and (vi) there has not been the occurrence of any Material Adverse Effect.
(v)    The Company and its subsidiaries do not own any real property. The Company and its subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, taken as a whole, in each case free and clear of all liens, encumbrances and defects except such as are described in the Time of Sale Prospectus or such as do not materially affect the value of such property and do not interfere with the use made of such property by the Company and its subsidiaries. Any real property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made of such property and buildings by the Company and its subsidiaries, in each case except as described in the Time of Sale Prospectus.
(w)    The Company and its subsidiaries own or possess, or can acquire on commercially reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and to the knowledge of the Company, neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that would result in a Material Adverse Effect if such asserted infringement or conflict were to be determined adversely against the Company.
(x)    There is (i) no unfair labor practice complaint pending against the Company, nor to the Company’s knowledge, threatened against it, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of its subsidiaries, or, to the Company’s knowledge, threatened against it, and (ii) no labor disturbance by the employees of the Company, to the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers, customers or contractors, that would, singularly or in the aggregate, have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.
(y)    The Company and each of its subsidiaries, taken as a whole, are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; neither the Company nor any of its subsidiaries has been refused any insurance coverage sought or applied for; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
(z)    The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to obtain such certificates, authorizations and permits would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.
(aa)    The Company and each of its subsidiaries maintain a system of internal accounting controls designed to provide reasonable assurance that transactions are executed in accordance with management’s general or specific authorizations; transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and to maintain asset accountability; access to assets is permitted only in accordance with management’s general or specific authorization; and the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s most recent audited fiscal year, (i) the Company is not aware of any material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (ii) there has been no change in the Company’s internal control over financial reporting that has materially and adversely affected, or is reasonably likely to materially and adversely affect, the Company’s internal control over financial reporting.
(bb)    The Company maintains “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that have been designed by, or under the supervision of, the Company’s principal executive officer and principal financial officer, or persons performing similar functions, to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company’s management, including its principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(cc)    Except as described in the Time of Sale Prospectus, the Company has not sold, issued or distributed any shares of Common Stock during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or Regulation S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding restricted stock units, options, rights or warrants.
(dd)    The Company and each of its subsidiaries have filed all federal, state, local and foreign tax returns required to be filed through the date of this Agreement or have requested extensions thereof and have paid all taxes required to be paid thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had, nor does the Company nor any of its subsidiaries have any notice or knowledge of any tax deficiency which if determined adversely to the Company or its subsidiaries would have, a Material Adverse Effect.
(ee)    The financial statements of the Company included in each of the Registration Statements, the Time of Sale Prospectus and the Prospectus, fairly present the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with U.S. GAAP applied on a consistent basis throughout the periods involved. The other financial information included in the Registration Statements, the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and fairly presents the information shown thereby.
(ff)    The Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Shares other than the Time of Sale Prospectus and the roadshow or investor presentations delivered to and approved by the Representative for use in connection with the marketing of the offering of the Securities (the “Marketing Materials”).
(gg)    The Company has not alone engaged in any Testing-the-Waters Communication, and has not authorized anyone to engage in Testing-the-Waters Communications. The Company has not distributed any Written Testing-the-Waters Communications. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act.
(hh)    There is no Contract or document required by the Securities Act or by the Rules and Regulations to be described in the Registration Statements, the Time of Sale Prospectus or in the Final Prospectus or to be incorporated by reference into or filed as an exhibit to the Registration Statements which is not so described, incorporated by reference or filed therein as required; and all descriptions of any such Contracts or documents contained or incorporated by reference in the Registration Statements, the Time of Sale Prospectus and in the Final Prospectus are accurate and complete descriptions of such documents in all material respects. Other than as described in the Registration Statements, the Time of Sale Prospectus and the Final Prospectus, no such Contract has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice, and the Company has no knowledge, of any such pending or threatened suspension or termination.
(ii)    No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Registration Statements, the Time of Sale Prospectus or the Final Prospectus and which is not so described.

(jj)    All transactions by the Company with officers, directors or control persons of the Company have been duly approved by the Board of Directors of the Company, or duly appointed committees thereof, if and to the extent required under applicable law.
(kk)    No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such discontinuation or decrease would not have a Material Adverse Effect.
(ll)    No person or entity has the right to require registration of shares of Common Stock or other Securities of the Company within 90 days of the date hereof because of the filing or effectiveness of the applicable Registration Statement or otherwise, except for persons and entities who have waived such right. Except as described in the Registration Statements, the Time of Sale Prospectus and the Final Prospectus, there are no persons with registration rights or similar rights to have any Securities registered by the Company or any of its subsidiaries under the Securities Act.
(mm)    The Company had a reasonable basis for, and made in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statements, the Time of Sale Prospectus, the Final Prospectus or the Marketing Materials.
(nn)    The Company and each of its subsidiaries have complied, and are presently in compliance with, its privacy policies and third-party obligations (imposed by applicable law, contract or otherwise) regarding the collection, use, transfer, storage, protection, disposal and disclosure by the Company and its subsidiaries of personally identifiable information. The Company and its subsidiaries have taken commercially reasonable steps to protect the information technology systems and data used in connection with the operation of the Company and its subsidiaries, taken as a whole. The Company and its subsidiaries have established commercially reasonable disaster recovery and security procedures for the business. To the knowledge of the Company, there has been no security breach or attack or other compromise of or relating to the Company’s information technology systems that would reasonably be expected to result in a Material Adverse Effect.
(oo)    Nothing has come to the attention of the Company that has caused it to believe that the statistical or market-related data included in the Registration Statements, the Prospectus and the Time of Sale Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.
(pp)    Neither the Company nor its subsidiaries is (i) in violation of its respective charter or bylaws (or equivalent organizational documents), (ii) in default (or with the giving of notice or lapse of time would be in default) under any existing material obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which any of them is a party or by which any of them is bound or to which any of the properties of any of them is subject, or (iii) is in violation of any material statute, law, rule, regulation, ordinance, directive, judgment, decree or order of any judicial, regulatory or other legal or governmental agency or body, foreign or domestic.
(qq)    The Company has taken all necessary actions to ensure that it is in compliance with the provisions of the Sarbanes-Oxley Act, and all rules and regulations promulgated thereunder, to the extent applicable to the Company on the date hereof.

(rr)    The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is approved for listing on the Nasdaq Global Market. There is no action pending by the Company or, to the Company’s knowledge, the Nasdaq Global Market, to delist the Common Stock from the Nasdaq Global Market, nor has the Company received any notification that the Nasdaq Global Market is contemplating terminating such listing. When issued, the Shares will be listed on the Nasdaq Global Market. The Company is in compliance with all applicable corporate governance requirements of the Nasdaq Global Market.

(ss)    The Company and each of its subsidiaries owns or possesses adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company’s or its subsidiaries’ Intellectual Property Rights, which are necessary to conduct their respective businesses, have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. To the best knowledge of the Company, neither the Company nor any of its subsidiaries has, (i) infringed, misappropriated, diluted or violated the Intellectual Property Rights of others, except for the innocent copyright infringement found in the lawsuit Oracle USA, Inc. v. Rimini Street, Inc., No. 2:10-cv-00106-LRH-VCF and Rimini Street, Inc. v. Oracle Int’l Corp., No. 2:14‐cv‐01699‐LRH‐DJA as disclosed in the Registration Statements, the Time of Sale Prospectus and the Prospectus, (ii) violated any material term or provision of any contract concerning Intellectual Property Rights, (iii) violated any material right of any person (including any right to privacy or publicity), or (iv) conducted its business in a manner that would constitute unfair competition or unfair trade practices under the laws of any jurisdiction. Except as disclosed in the Registration Statements, the Time of Sale Prospectus and the Prospectus, there is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its subsidiaries, being threatened, against the Company or any of its subsidiaries regarding Intellectual Property Rights of others that would reasonably be expected to have a Material Adverse Effect on the Company. Except as disclosed in the Registration Statements, the Time of Sale Prospectus and the Prospectus, the Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all trade secrets within the Intellectual Property Rights of the Company that are materially necessary to conduct their respective businesses.

(tt)    To the knowledge of the Company, no third party is infringing, violating or misappropriating any Company owned Intellectual Property Rights, and there is no claim pending or proceeding regarding any such actual or alleged infringement, misappropriation or other violation of any Company owned Intellectual Property Rights.
(uu)    All former and current employees, contractors and consultants of the Company who have contributed to the creation or development of the Company owned Intellectual Property Rights have executed a valid and enforceable agreement containing an irrevocable assignment to the Company of all of their ownership and other rights therein, including to any invention, improvement or discovery.
(vv)    The Company has not distributed, incorporated or otherwise used any “Open Source Code” (also known as “free software” (as defined by the Free Software Foundation) or “open source software” (as defined by the Open Source Initiative) or has not otherwise distributed publicly software under terms that permit modification and redistribution of such software) in a manner that would require that any of the proprietary software owned by the Company or included in a Company product or service: (i) be made available or distributed in source code form; (ii) be licensed for the purpose of making derivative works; (iii) be licensed under terms that allow reverse engineering, reverse assembly or disassembly of any kind; or (iv) be redistributable at no charge. The Company is in compliance with the terms and conditions of all licenses for free or Open Source Code.
(ww)    The Company and its subsidiaries’ information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications and databases (collectively, “IT Systems”) are adequate for, and operate and perform in all material respects as required in connection with the operation of the business of the Company and its subsidiaries as currently conducted, free and clear of all material bugs, errors, defects, Trojan horses, time bombs, malware and other corruptants. The Company and its subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of all IT Systems and data (including all personal, personally identifiable, sensitive, confidential or regulated data (“Personal Data”) used in connection with their businesses, and there have been no breaches, violations, outages or unauthorized uses of or accesses to same, except for those that have been remedied without material cost or liability or the duty to notify any other person, nor any incidents under internal review or investigations relating to the same. The Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Personal Data and to the protection of such IT Systems and Personal Data from unauthorized use, access, misappropriation or modification.
(xx)    The Company and each of its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” as defined in Section 3(3) of ERISA and such regulations and published interpretations in which their respective employees are eligible to participate and each such plan is in compliance with the presently applicable provisions of ERISA and such regulations and published interpretations. No “Reportable Event” (as defined in ERISA) has occurred with respect to any “Pension Plan” (as defined in ERISA) for which the Company could have any liability.
(yy)    Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby, including, without limitation, the issuance and sale by the Company of the Shares, will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or any of its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries or violate any provision of the certificate or articles of incorporation or bylaws of the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect.

2.Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:
(a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.
(b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, will not contravene (i) any provision of applicable law, (ii) the certificate of incorporation, by-laws or other comparable governing or constituent documents of such Selling Stockholder (if such Selling Stockholder is not a natural person), (iii) any agreement or other instrument binding upon such Selling Stockholder or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, except in the case of clauses (i), (iii) and (iv) as would not, individually or in the aggregate, have a material adverse effect on the ability of such Selling Stockholder to consummate the transactions contemplated by this Agreement, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement, except such as have been obtained and made under the Securities Act, such as may be required by the Exchange Act or may be required by the securities or Blue Sky laws of the various states or foreign jurisdictions in connection with the offer and sale of the Shares.
(c) Such Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.
(d) [Reserved]
(e) Upon payment for the Shares to be sold by such Selling Stockholder pursuant to this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Shares in the name of Cede or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (the “UCC”)) to such Shares), (A) DTC shall be a “protected purchaser” of such Shares within the meaning of Section 8-303 of the UCC,

(B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Shares may be successfully asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Shares will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.
(f) [Reserved]
(g) (i) The Registration Statement with File No. 333-228320, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain, as of the date of such amendment or supplement, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Time of Sale Prospectus does not, and at the time of each sale of the Shares in connection with the offering when the Prospectus is not yet available to prospective purchasers at the Closing Date and at any Option Closing Date, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) each broadly available road show, if any, when considered together with the Time of Sale Prospectus, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (iv) the Prospectus, as of its date, does not contain and, as amended or supplemented, if applicable, will not contain, as of its date, at the Closing Date and at any Option Closing Date, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that the representations and warranties set forth in this paragraph 2(g) (A) do not apply to statements or omissions in the Registration Statement with File No. 333-228320, the Time of Sale Prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein and (B) are limited in all respects to statements or omissions made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement with File No. 333-228320, the Time of Sale Prospectus, the Prospectus

or any amendments or supplements thereto, it being understood and agreed that the only information furnished by such Selling Stockholder consists of the name of such Selling Stockholder, the number of offered shares, the address and other information with respect to such Selling Stockholder (excluding percentages) which appear in the Registration Statement with File No. 333-228320, Time of Sale Prospectus, and the Prospectus in the table (and corresponding footnotes) under the caption “Selling Stockholders” (with respect to each Selling Stockholder, the “Selling Stockholder Information”).
(h)     (i) None of such Selling Stockholder, or, to the knowledge of such Selling Stockholder, any director, officer, employee, agent, controlled affiliate or representative of such Selling Stockholder, is a Person that is, or is owned or controlled by one or more Persons that are:
(A) the subject of any Sanctions, or
(B) located, organized or resident in a country or territory that is the subject of Sanctions.
(ii) Such Selling Stockholder will not, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person:
(A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or
(B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise).
3.Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $7.36967 a share (the “Purchase Price”) the number of Firm Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule III hereto under the column titled “Number of Firm Shares To Be Purchased” opposite the name of such Underwriter bears to the total number of Firm Shares.
On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Stockholders, severally and not jointly, agree to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase from the Selling Stockholders, severally and not jointly, up to

1,162,500 Additional Shares at the Purchase Price in the amount set forth opposite such Selling Stockholder’s name in Schedule I hereto. The Representative may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Shares nor later than five business days after the date of such notice. On each day, if any, that Additional Shares are to be purchased (an “Option Closing Date”), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Representative may determine) that bears the same proportion to the total number of Additional Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule II hereto opposite the name of such Underwriter bears to the total number of Firm Shares.
The Company hereby agrees that it will not, during the period ending 90 days after the date of the Prospectus (the “Restricted Period”), without the prior written consent of the Representative (which consent may be withheld in the Representative’s sole discretion) (i) directly or indirectly, sell, offer to sell, contract to sell, grant any option for the sale, grant any security interest in, pledge, hypothecate or otherwise dispose of or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to delivery of Common Stock or securities convertible into, exchangeable, or exercisable for shares of Common Stock (“Securities”), in cash settlement or otherwise, by the Company (or any person in privity with the Company) (collectively, a “Disposition”), (ii) without limiting the restrictions set forth in clause (i), engage in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of shares of Common Stock or other Securities during the Restricted Period, even if such shares of Common Stock or other Securities would be disposed of by a person or entity other than the Company, or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or other Securities, except for a registration statement on Form S-8 relating to the registration of shares of Common Stock issuable pursuant to the Company’s equity incentive plans described in the Time of Sale Prospectus and in effect on the date of this Agreement.
The restrictions contained in the preceding paragraph shall not apply to (i) the Shares to be sold hereunder; (ii) the issuance of Common Stock or other Securities, the issuance of any dividends on convertible securities outstanding on the date hereof pursuant to the terms of such securities or upon the exercise of any equity awards issued pursuant to the Company’s equity incentive plans described in the Time of Sale Prospectus and in effect on the date of this Agreement, or the exercise of warrants or the conversion of convertible securities issued by the Company that are outstanding on the date hereof (or issued after the date hereof as PIK dividends on convertible securities that are outstanding on the date hereof) (iii) the grant of any equity awards by the Company to employees, officers, directors, advisors or consultants of the Company pursuant to equity incentive plans described in the Time of Sale Prospectus and in effect on the date hereof; or (iv) the filing by the Company of a registration statement on Form S-8 with the Commission in respect of any shares of Common Stock or other Securities issued under or the grant of any equity award pursuant to an equity incentive plan described in the Time of Sale Prospectus and in effect on the date hereof.
4.Terms of Public Offering. The Sellers are advised by the Representative that the Underwriters propose to make a public offering of their respective portions of the Shares. The Sellers are further advised by the Representative that the Shares are to be offered to the public initially at $7.75 a share (the “Public Offering Price”) and to certain dealers selected by the Representative at a price that represents a concession not in excess of $0.22820 a share under the Public Offering Price.
5.Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on March 11, 2021. The time and date of such payment are hereinafter referred to as the “Closing Date.”
Payment for any Additional Shares shall be made to the Selling Stockholders in Federal or other funds immediately available in New York City, or at such other location as may be mutually acceptable, against delivery of such Additional Shares for the respective accounts of the several Underwriters at such date and time specified in the corresponding notice described in Section 3 or at such other time on the same or on such other date as may be mutually acceptable, in any event not later than April 11, 2021.
The Firm Shares and Additional Shares shall be registered in such names and in such denominations as the Representative shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to the Representative on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters. If the Representative so elects, delivery of the Firm Shares or the Option Shares may be made by credit through full fast transfer to the accounts at The Depository Trust Company designated by the Representative.
6.Conditions to the Underwriters’ Obligations. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the following conditions:
(a)    Each of the Registration Statements, including any Rule 462(b) Registration Statement, is effective and, at the Closing Date, no stop order suspending the effectiveness of any Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any Preliminary Prospectus or Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the Company’s knowledge, contemplated; and the Company has complied with each request (if any) from the Commission for additional information to the reasonable satisfaction of BM and EGS (each as defined below).
(b)    The Representative shall not have reasonably determined, and advised the Company, that the Registration Statements, the Time of Sale Prospectus, any Prospectus, the Final Prospectus, or any amendment thereof or supplement thereto, or any Issuer Free Writing Prospectus, contains an untrue statement of fact which, in the reasonable opinion of the Representative, is material, or omits to state a fact which, in the reasonable opinion of the Representative, is material and is required to be stated therein or necessary to make the statements therein not misleading.
(c)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by the Chief Executive Officer and Chief Accounting Officer of the Company, to the effect (i) set forth in Section 6(b) above, (ii) that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects (except for such representations and warranties qualified by materiality, which representations and warranties shall be true and correct in all respects) on and as of the Closing Date, (iii) that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date, and (iv) no stop order suspending the effectiveness of any Registration Statement under the Securities Act has been issued, no order preventing or suspending the use of any Preliminary Prospectus or the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to their knowledge, contemplated.
(d)    The Underwriters shall have received on the Closing Date an opinion and a negative assurance letter of Baker McKenzie LLP (“BM”), counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Representative.
(e)    The Underwriters shall have received on the Closing Date an opinion of Ellenoff Grossman & Schole LLP (“EGS”), counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Representative.
(f)    The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters, from the Auditors, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statements, the Time of Sale Prospectus and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
(g)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by the Chief Accounting Officer with respect to certain financial data contained in the Time of Sale Prospectus and the Prospectus, providing “management comfort” with respect to such information, in form and substance reasonably satisfactory to the Underwriters.
(h)    The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by the Secretary, certifying (i) that each copy of the Company’s certificate of incorporation and bylaws attached to the Secretary’s Certificate is true, correct and complete, has not been modified and is in full force and effect; (ii) that a true, correct and complete copy of each of the resolutions of the Company’s board of directors and the resolutions of the pricing committee of the Company’s board of directors relating to the approval of the offering is attached to the Secretary’s Certificate and such resolutions are in full force and effect and have not been modified; (iii) as to the incumbency of the officers of the Company; and (iv) as to the good standing of the Company from the Secretary of State of the States of Delaware and Nevada.
(i)    The Company shall have filed a listing application for the Shares on the Nasdaq Global Market and shall use best efforts to obtain approval for such listing on the Nasdaq Global Market.
(j)    The lock-up agreements, each substantially in the form of Exhibit A hereto, between the Representative and each of the persons listed on Schedule V hereto, relating to Dispositions of shares of Common Stock and other Securities, delivered to the Representative on or before the date hereof, shall be in full force and effect on the Closing Date.
(k)    Such other documents as the Representative may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Shares to be sold on the Closing Date, and other matters related to the issuance of the Shares shall have been furnished to the Representative.
(l)    The several obligations of the Underwriters to purchase the Additional Shares hereunder are subject to the delivery to the Representative on the applicable Option Closing Date of the following:

(i)    a certificate, dated the Option Closing Date and signed on behalf of the Company by the Chief Executive Officer and Chief Accounting Officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 6(c) hereof remains true and correct as of such Option Closing Date;
(ii)    an opinion and a negative assurance letter of BM, counsel for the Company, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(d) hereof;

(iii)    an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for GPIAC, LLC and RMNI InvestoCo, LLC, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date;

(iv)    an opinion of DLA Piper LLP (US), counsel for Adams Street 2007 Direct Fund, L.P., Adams Street 2008 Direct Fund, L.P., and Adams Street 2009 Direct Fund, L.P., dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date;

(v)    an opinion of EGS, counsel for the Underwriters, dated the Option Closing Date, relating to the Additional Shares to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 6(e) hereof;
(vi)    a letter dated the Option Closing Date, in form and substance satisfactory to the Underwriters, from the Auditors, substantially in the same form and substance as the letter furnished to the Underwriters pursuant to Section 6(f) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date;
(vii)    a certificate, dated the Option Closing Date and signed on behalf of the Company by the Chief Accounting Officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 6(g) hereof remains true and correct as of such Option Closing Date;
(viii)    a certificate, dated the Option Closing Date and signed on behalf of the Company by the Secretary of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 6(h) hereof remains true and correct as of such Option Closing Date; and

(ix)    such other documents as the Representative may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.
If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Date or on the Option Closing Date, as applicable, and such termination shall be without liability of any party to any other party, except that Section 8, Section 11 and Section 13 shall survive any such termination and remain in full force and effect.
7.Covenants of the Company. The Company covenants with each Underwriter as follows:
(a)    To prepare the Final Prospectus in a form approved by the Representative and to timely file such Final Prospectus pursuant to Rule 424(b) under the Securities Act.
(b)    During the period beginning on the date hereof and ending on the later of the Closing Date or such date as determined by the Representative the Final Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statements, including any Rule 462 Registration Statement, the Time of Sale Prospectus or the Final Prospectus, the Company shall furnish to the Representative for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects.
(c)    To furnish to the Representative on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(g) or 7(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statements as the Representative may reasonably request.
(d)    Before amending or supplementing any Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Representative a copy of each such proposed amendment or supplement and to not file any such proposed amendment or supplement to which the Representative reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus (including the Prospectus) required to be filed pursuant to such Rule.

(e)    To furnish to the Representative a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Representative reasonably object.
(f)    Not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder.
(g)    If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which, in the opinion of counsel for the Underwriters, it is necessary or appropriate to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statements then on file, or if it is necessary or appropriate to amend or supplement the Time of Sale Prospectus to comply with applicable law, then the Company shall, at its own expense, immediately prepare, file with the Commission and furnish to the Underwriters and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when the Time of Sale Prospectus is delivered to a prospective purchaser, be misleading, or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statements, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law.
(h)    If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with the Securities Act, then the Company shall, at its own expense, immediately prepare, file with the Commission and furnish to the Underwriters and to any dealers (whose names and addresses the Representative will furnish to the Company) to which Shares may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with the Securities Act.
(i)    To qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions to the extent required by applicable law.
(j)    To make generally available to the Company’s security holders and to the Representative as soon as practicable an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the Rules and Regulations thereunder.
(k)    If any Seller is not a U.S. person for U.S. federal income tax purposes, the Company will deliver to each Underwriter (or its agent), on or before the Closing Date, (i) a certificate with respect to the Company’s status as a “United States real property holding corporation,” dated not more than thirty (30) days prior to the Closing Date, as described in Treasury Regulations Sections 1.897-2(h) and 1.1445-2(e)(3), and (ii) proof of delivery to the IRS of the required notice, as described in Treasury Regulations 1.897-2(h)(2).
(l)    To furnish to the Underwriters and counsel to the Underwriters copies of the Registration Statements, each Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.
(m)    The Company intends to apply the net proceeds from the sale of the Shares to be sold by it hereunder for the purposes set forth in the Registration Statements, the Time of Sale Prospectus and the Final Prospectus under the heading “Use of Proceeds.”
(n)    During the Prospectus Delivery Period, the Company has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.
(o)    The Company will use its best efforts to maintain the listing of the Common Stock (including without limitation the Shares) on the Nasdaq Global Market.

8.    Covenants of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, covenants with each Underwriter as follows:
(a) Each Selling Stockholder will deliver to each Underwriter (or its agent), prior to or at the Closing Date, a properly completed and executed Internal Revenue Service (“IRS”) Form W-9 or an IRS Form W-8, as appropriate, together with all required attachments to such form.
(b) Each Selling Stockholder will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and such Selling Stockholder undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.
9.    Expenses. Except as specifically described in this Section 9, whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the negotiation and preparation of this Agreement, the offer and sale of the Shares pursuant to this Agreement, and the performance of its obligations under this Agreement, including: the fees and expenses of the Company (including of the Company’s counsel and the Company’s accountants) incurred in connection with the registration, offer, sale, issuance and delivery of the Shares under the Securities Act, including the fees or expenses in connection with the preparation and filing of the Registration Statements, any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and any amendments and supplements to any of the foregoing, and all costs associated with printing, mailing and delivering any of the foregoing, all costs and expenses related to the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, the cost of preparing any Blue Sky memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7(i) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky memorandum, all costs and expenses incident to listing the Shares on the Nasdaq Global Market, the cost of printing stock certificates representing the Shares, if applicable, the costs and charges of any transfer agent, registrar or depositary, the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, the production of the road show, fees and expenses of any consultants engaged in connection with the road show, and travel and lodging expenses of officers, employees and consultants of the Company, to the extent applicable; the payment for or reimbursement of the costs and expenses of the Underwriters incurred in connection with any of the foregoing including, without limitation, (A) the fees and disbursements of counsel for the Underwriters, and (B) the travel and lodging expenses associated with the road show undertaken in connection with the marketing of the offering of the Shares; provided that the aggregate amount of out-of-pocket costs and expenses required to be paid or reimbursed by the Company pursuant to clause (iii) and this clause (viii) shall not exceed $150,000 in the aggregate (including any advance amounts previously paid by the Company).
    The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.
10.    Covenants of the Underwriters. Each Underwriter severally covenants with the Company not to take any action that would result in the Company being required to file with the Commission under Rule 433(d) a free writing prospectus prepared by or on behalf of such Underwriter that otherwise would not be required to be filed by the Company thereunder, but for the action of the Underwriter.
11.    Indemnity and Contribution.
(a)    The Company agrees to indemnify and hold harmless each Underwriter, its officers and employees and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities, joint or several (including, without limitation, any reasonable investigation, legal or other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or any amendment thereto or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, Time of Sale Prospectus, any issuer free writing prospectus (as defined in Rule 433(h) under the Securities Act), any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, any road show, as defined in Rule 433(h) under the Securities Act (a “road show”), or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon by any omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) in whole or in part, any inaccuracy or breach of any representations or warranties of the Company contemplated in this Agreement or (iii) in whole or in part, any failure of the Company to perform its obligations hereunder or under applicable law; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from or are based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein.
(b)    Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or any amendment thereof, any preliminary prospectus, the Time of Sale Prospectus or any amendment or supplement thereto, any issuer free writing prospectus as defined in Rule 433(h) under the Securities Act or any Company information that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with the Selling Stockholder Information; and provided, further, that the aggregate liability of the Selling Stockholder pursuant to this subsection (b) shall be limited to an amount equal to the aggregate Public Offering Price, less underwriting discounts and commissions (but before payment of expenses), of the Shares sold by such Selling Stockholder under this Agreement (with respect to each Selling Stockholder, the “Selling Stockholder Proceeds”).
(c)    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statements and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in (i) the Registration Statements or any amendment thereto, (ii)

any Preliminary Prospectus, or any amendment or supplement thereto, (iii) the Time of Sale Prospectus, or any amendment or supplement thereto, (iv) any issuer free writing prospectus (as defined in Rule 433(h) under the Securities Act), (v) any road show, or (vi) the Prospectus, or any amendment or supplement thereto, or caused by any omission or alleged omission to state in any of the foregoing a material fact required to be stated therein or necessary to make the statements therein not misleading, but, in each case, only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the applicable document or filing; provided, however, that the obligation of each Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the amount of the underwriting discount and commissions applicable to the Shares purchased by such Underwriter hereunder.
(d)    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 11(a) or 11(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonably incurred fees and disbursements of such counsel related to such proceeding, provided, however, that that the failure to notify the indemnifying party shall not relieve such indemnifying party from any liability it may have under this Section 11. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are “affiliates” of any Underwriter (within the meaning of Rule 405 under the Securities Act), (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statements and each person, if any, who controls the Company within the meaning of either such Section, and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Stockholders under the Powers of Attorney, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representative. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
(e)    To the extent the indemnification provided for in Section 11(a), 11(b) or 11(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 11(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 11(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (after deducting underwriting discounts and commissions but before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each Seller or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters’ respective obligations to contribute pursuant to this Section 11 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The liability of each Selling Stockholder under the contribution agreement contained in this paragraph shall be limited to an amount equal to the aggregate Selling Stockholder Proceeds.
(f)    The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 11(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 11(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute an amount in excess of the amount by which the Selling Stockholder Proceeds (as defined below) exceed the amount of any damages that such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the

Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 11 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
(g)    The indemnity and contribution provisions contained in this Section 11 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.
(h)    Notwithstanding anything to the contrary in this Agreement, the aggregate liability of each Selling Stockholder under the indemnity and contribution agreements contained in this Section 11 or otherwise pursuant to this Agreement shall not exceed the Selling Stockholder Proceeds.
12.    Termination. The Underwriters may terminate this Agreement by notice given by the Representative to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date or prior to any Option Closing Date (as to the Option Shares to be purchased on such Option Closing Date only) (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE American, or the Nasdaq Stock Market, (ii) trading of any securities of the Company shall have been suspended on any securities exchange or in any over the counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities, or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Representative’s reasonable sole judgment, is material and adverse and which, singly or together with any other event specified in this Section 12, makes it, in your reasonable sole discretion, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus or the Prospectus.
13.    Representations and Agreements to Survive Delivery. All representations, warranties, and agreements contained herein or in certificates delivered pursuant hereto, including, but not limited to, the agreements of the several Underwriters and the Company contained in Section 9 and Section 11 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the several Underwriters or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Shares to and by the Underwriters hereunder.
14.    Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than 10% of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 14 by an amount in excess of 10% of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than 10% of the aggregate number of Firm Shares to be purchased on such date, and arrangements satisfactory to the Representative, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either Representative or the relevant Seller shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statements, in the Time of Sale Prospectus, in the Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than 10% of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.
If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement (other than by reason of a default by the Underwriters or the occurrence of any of the events described in Section 12(i), (iii), (iv) or (v)), the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for al  out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder but subject to the maximum amount set forth in Section 9.

15.    Entire Agreement.
(a) This Agreement represents the entire agreement between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the preparation of any Preliminary Prospectus, the Time of Sale Prospectus, the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.
(b) The Company acknowledges that in connection with the offer of the Shares: the Underwriters have acted at arm’s length, are not agents of, and owe no fiduciary duties to, the Company or any other person, the Underwriters owe the Company only those duties and obligations set forth in this Agreement and the Underwriters may have interests that differ from those of the Company. The Company waives to the fullest extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offer and sale of the Shares.

16.    Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
17.    Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the conflict of laws principles thereof.
18.    Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of the Underwriters, the Company and their respective successors and assigns and, to the extent expressed herein, for the benefit of the controlling persons of the Underwriters or the Company, and officers and directors of the Company. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriter.
19.    USA Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the underwriters to properly identify their respective clients.
20.    Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
21.    Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Underwriters shall be delivered, mailed or sent to the Representative in care of Craig-Hallum Capital Group LLC, Craig-Hallum Capital Group LLC, 222 South 9th Street, Suite 350, Minneapolis, Minnesota 55402, Attention: General Counsel, with a copy (which copy shall not constitute notice hereunder) to Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105, Attention: Robert F. Charron; and, if to the Company shall be delivered, mailed or sent to Rimini Street, Inc., 3993 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169, Attention: Chief Legal Officer, with a copy (which copy shall not constitute notice hereunder) to Baker McKenzie LLP, 600 Hansen Street, Palo Alto, CA 94304, Attention: Lisa A. Fontenot and if to GPIAC, LLC and RMNI InvestoCo, LLC shall be delivered, mailed or sent to GP Investments, 300 Park Avenue, 2nd Floor, New York, New York 10022, Attention: Rodrigo Boscolo, with a copy (which copy shall not constitute notice hereunder) to Skadden, Arps, Slate, Meagher & Flom LLP, One Manhattan West, New York, New York 10001, Attention: Mathias von Bernuth and Jonathan A. Lewis, and if to Adams Street 2007 Direct Fund, L.P., Adams Street 2008 Direct Funds, L.P. and Adams Street 2009 Direct Fund, L.P. shall be delivered, mailed or sent to Adams Street Partners, LLC, One North Wacker Drive, Suite 2700, Chicago, IL 60606, Attention: Chief Legal Officer, with a copy (which copy shall not constitute notice hereunder) to DLA Piper LLP (US), 401 Congress Ave #2500, Austin, TX 78701, Attention; John J. Gilluly III.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

Very truly yours, RIMINI STREET, INC.
By:	/s/ Seth A. Ravin
Name: Seth A. Ravin Title: Chief Executive Officer

[Signature Page to Underwriting Agreement]

The Selling Stockholders named in Schedule I hereto:

GPIAC, LLC
By: GPIC, Ltd., its Managing Member
By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano Title: Director
By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo Title: Director

RMNI InvestoCo, LLC
By: GPIC, Ltd., its Managing Member
By:	/s Antonio Bonchristiano
Name: Antonio Bonchristiano Title: Director
By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo Title: Director

[Signature Page to Underwriting Agreement]

Adams Street 2007 Direct Fund, L.P.
By: ASP 2007 Direct Management, LLC, General Partner
By: Adams Street Partners, LLC, Managing Member
/s/ Robin P. Murray
Signature Name: Robin P. Murray

Adams Street 2008 Direct Fund, L.P.
By: ASP 2008 Direct Management, LLC, General Partner
By: Adams Street Partners, LLC, Managing Member
/s/ Robin P. Murray
Signature Name: Robin P. Murray

Adams Street 2009 Direct Fund, L.P.
By: ASP 2009 Direct Management, LLC, General Partner
By: Adams Street Partners, LLC, Managing Member
/s/ Robin P. Murray
Signature Name: Robin P. Murray
[Signature Page to Underwriting Agreement]

CRAIG-HALLUM CAPITAL GROUP LLC
Acting severally on behalf of itself and the several Underwriters named in Schedule I hereto.
By:	Craig-Hallum Capital Group LLC
By:	/s/ Rick Hartifel
Name: Rick Hartfiel
Title: Director of Investment Banking

[Signature Page to Underwriting Agreement]

SCHEDULE I

Selling Stockholder	Number of Firm Shares to be Sold	Maximum Number of Option Shares to be Sold
GPIAC, LLC	-0-	559,672
RMNI InvestoCo, LLC	-0-	473,796
Adams Street 2007 Direct Fund, L.P.	-0-	41,426
Adams Street 2008 Direct Fund, L.P.	-0-	46,695
Adams Street 2009 Direct Fund, L.P.	-0-	40,911

Total:	-0-	1,162,500

Schedule I

SCHEDULE II

Underwriter	Number of Firm Shares to be Purchased
Craig-Hallum Capital Group LLC	7,750,000

Total:	7,750,000

Schedule II

SCHEDULE III
Time of Sale Prospectus

1.Preliminary Prospectus filed on March 8, 2021
2.The following orally communicated pricing information:

•Firm Shares offered by the Company: 7,750,000
•Additional Shares offered by the Selling Shareholders: 1,162,500
•Price to Public: $7.75 per share
•Underwriting discounts and commissions: $0.38033 per share
Schedule III

SCHEDULE IV
Free Writing Prospectuses
None.

Schedule IV

SCHEDULE V
List of Persons and Entities Subject to Lock-Up
•Seth Ravin
•SAR Trust
•Jack L. Acosta
•Thomas Ashburn
•Antonio Bonchristiano
•Steve Capelli
•The Steven Capelli Living Trust
•Robin Murray
•Margaret (Peggy) Taylor
•The Margaret Taylor Trust
•Jay Snyder
•Michael Perica
•Gerard Brossard
•Sebastian Grady
•Nancy Lyskawa
•Kevin Maddock
•Stanley Mbugua
•David Rowe
•Steve Salaets
•Brian Slepko
•Daniel B. Winslow
•Adams Street Partners entities holding Rimini Street Series A Preferred Stock or Common Stock
•GPIAC, LLC
•RMNI InvestoCo, LLC

Schedule V

EXHIBIT A
LOCK-UP AGREEMENT
March __, 2021

Craig-Hallum Capital Group LLC
222 South 9th Street, Suite 350
Minneapolis, Minnesota 55402

Ladies and Gentlemen:

The undersigned understands that you, as the representative (the “Representative”) of the several underwriters named therein, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Rimini Street, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company named in Schedule I thereto relating to a proposed offering of shares of common stock, par value $0.0001 per share (“Common Stock”), of the Company (the “Offering”).
In consideration of the foregoing, and in order to induce the Representative to participate in the Offering, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of the Representative (which consent may be withheld in its sole discretion), the undersigned will not, during the period (the “Lock-Up Period”) beginning on the date hereof and ending on the date 90 days after the date of the final prospectus relating to the Offering (the “Final Prospectus”), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission in respect of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock (including without limitation, shares of Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option, warrant or unit or conversion of Series A Preferred Stock), (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of shares of Common Stock or such other securities, in cash or otherwise, (3) make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for shares of Common Stock, or (4) publicly announce an intention to effect any transaction specified in clauses (1), (2) or (3) above.

Notwithstanding the foregoing, the restrictions set forth in clause (1) and (2) above shall not apply to (a) transfers (i) as a bona fide gift or gifts; provided that no filing by any party under

Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily during the Lock-up Period in connection with such transfer, (ii) if the undersigned is a natural person, by will or intestate succession upon the death of the undersigned or (iii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) the transferee agrees to be bound in writing by the restrictions set forth herein, and (y) any such transfer shall not involve a disposition for value, (b) the acquisition or exercise of any restricted stock unit or stock option issued pursuant to the Company’s existing equity incentive plan, including any exercise of a stock option effected by the delivery of shares of Common Stock of the Company held by the undersigned, provided, that the restrictions set forth herein shall apply to any of the undersigned’s Common Stock issued upon such exercise, (c) the sale of Common Stock in a sell-to-cover or similar transaction with a value equal to the approximate amount of taxes to be withheld or payable upon vesting and/or settlement of any restricted stock units granted pursuant to the Company’s existing equity incentive plan; provided, that any filing under the Exchange Act with regard to this clause (c) shall clearly indicate in the footnotes thereto that the filing relates to the circumstances described in this clause (c), and no other public announcement shall be required or shall be made voluntarily in connection with such vesting or settlement, (d) the establishment of any contract, instruction or plan that satisfies all of the requirements of Rule 10b5-1 under the Exchange Act (a “Plan”); provided, that (i) no sales of the undersigned’s Common Stock or other securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and (ii) such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period, (e) if the undersigned is a corporation, partnership (whether general, limited or otherwise), or limited liability company, transfers or dispositions of shares of Common Stock or such other securities to any of the undersigned’s affiliates, or to any affiliated corporation, partnership, limited liability company or other entity, all of the beneficial ownership interests of which are held by the undersigned in a transaction not involving a disposition for value or to any investment fund or other entity controlled or managed by the undersigned or under common control of the undersigned, or (f) if the undersigned is a corporation, partnership (whether general, limited or otherwise), or limited liability company, distributions of shares of Common Stock or such other securities to partners, members or stockholders of the undersigned; (g) in transactions relating to Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or other securities, in each case acquired in open market transactions after the completion of the Offering, or (h) after the consummation of the Offering, pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction made to all holders of the Common Stock involving a change of control of the Company that has been approved by the Company’s board of directors; provided that in the event that such tender offer, merger, consolidation or other such transaction is not completed, the undersigned’s Common Stock shall remain subject to the provisions of this Lock Up Agreement; and provided, further, that “change of control” as used herein, shall mean a change in ownership of not less than 75 percent (75%) of all of the voting stock of the Company; provided that no filing under the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Shares or other securities acquired in such open market transactions; provided that that in the case of any transfer, disposition or distribution pursuant to clause (e) and (f), each done, transferee or distributee shall agree to be bound in writing by the restrictions set forth herein; and provided, further, that in the case of any transfer or distribution pursuant to clause (e and f), no filing by any party (including the donor, donee, transferor or transferee) under the Exchange Act reporting a reduction in the beneficial ownership of Common Stock held by the undersigned shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Restricted Period and any required Schedule 13F, 13D, 13G or 13G/A). For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of shares of Common Stock even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or “put equivalent position” (within the meaning of Rule 16a-1(h) under the Exchange Act) or call option or call equivalent position) with respect to any of the shares of Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal Representative of the undersigned.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar or depositary against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that, if the Underwriting Agreement does not become effective prior to March 12, 2021, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the securities to be sold thereunder, the undersigned shall be released from all obligations under this Lock-Up Agreement.

This agreement may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. The undersigned irrevocably (i) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement (each a “Proceeding”), (ii) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) agrees not to commence any Proceeding other than in such courts, and (v) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum.

The undersigned acknowledges that the Representative will rely on the representations and agreements of the undersigned contained in this agreement in connection with entering into the Underwriting Agreement and performing the obligations of the Representative thereunder.

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Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing (and indicate capacity of person signing if signing as a custodian, trustee, or on behalf of an entity)